SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

    |_| Preliminary Proxy Statement             |_|  Confidential, for Use of
    |X| Definitive Proxy Statement                   the Commission Only
    |_| Definitive Additional Materials              (as permitted by Rule
    |_| Soliciting Material Under Rule 14a-12        14a-6(e)(2))


                         AMERICAN BIO MEDICA CORPORATION
    -------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      (5)   Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount Previously Paid:

            --------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
      (3)   Filing Party:

            --------------------------------------------------------------------
      (4)   Date Filed:

                         AMERICAN BIO MEDICA CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 16, 2005

      TO THE SHAREHOLDERS OF AMERICAN BIO MEDICA CORPORATION:

      NOTICE is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of American Bio Medica Corporation (the "Company") will be held at 10:00 A.M. on Thursday, June 16, 2005 at the Holiday Inn located at 3 Empire Drive, Rensselaer, New York 12144 for the following purposes:

      1. To elect six directors to serve until the next Annual Meeting and until their successors are duly elected; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only shareholders of record at the close of business on April 18, 2005 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

      Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding matters proposed to be acted upon at the Annual Meeting.

      All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

                                      BY ORDER OF THE BOARD OF DIRECTORS
                                      OF AMERICAN BIO MEDICA CORPORATION

                                      /s/ Melissa A. Decker
                                      ------------------------------------------
                                      Melissa A. Decker
                                      Corporate Secretary

Kinderhook, New York

April 22, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                         AMERICAN BIO MEDICA CORPORATION
                                 122 Smith Road
                           Kinderhook, New York 12106

General

      This Proxy Statement is being furnished to holders of common stock, par value $0.01 per share ("Common Shares"), of American Bio Medica Corporation, a New York corporation ("ABMC" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 A.M. on Thursday, June 16, 2005, Eastern Standard Time, and at any adjournment or postponement thereof for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at the Holiday Inn located at 8 Empire Drive, Rensselaer, New York 12144. The Company's principal executive offices are located at 122 Smith Road, Kinderhook, New York, 12106. The Company's telephone number at that address is (518) 758-8158.

      This Proxy Statement, the accompanying proxy and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 are first being mailed to shareholders entitled to vote at the meeting on or about May 19, 2005. Although the Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended December 31, 2004 is included with the proxy materials, it should not be considered proxy solicitation material.

      The holders of a majority of common shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, common shares represented by a properly signed and returned proxy will be counted as common shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e. a proxy returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of common shares are not entitled to cumulative voting rights.

Procedure for Submitting Shareholder Proposals

      Shareholder nominations for directors and shareholder proposals for the next Annual Meeting of Shareholders must be received by the Company in writing on or before January 12, 2006 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"). The Company has not received any shareholder proposals or shareholder nominations for directors for this Annual Meeting.

Revocability of Proxy.

      Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Corporate Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case later dated than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Corporate Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Corpoate Secretary of the Company or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

Voting

      Voting by attending the meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting.

      Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

      For the election of directors, the six nominees who receive the most votes will be elected to the six available memberships on the Board. If you return a signed proxy form or attend the Annual Meeting but choose to abstain from voting on any proposal, you will be considered present at the Annual Meeting and not voting in favor of the proposal. Since most proposals pass only if they receive favorable votes from a majority of votes present at the Annual Meeting, the fact that you are abstaining and not voting in favor of a proposal will have the same effect as if you had voted against the proposal. (In contrast, a "broker non-vote," where a broker withholds authority to cast a vote as to a certain proposal, is deemed not present at the Annual Meeting with regard to that proposal.)

Expenses of Solicitation

      The cost of the soliciting of proxies on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by telephone, other electronic means or in person. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of the Company held of record by such persons; and the Company will reimburse such respective brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith. ADP has been retained to assist in soliciting proxies at a fee of approximately $6,000 plus distribution costs and other costs and expenses.

Shareholders entitled to vote; Record Date

      The Company has fixed the close of business on April 18, 2005 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the record date, the Company had one class of voting shares outstanding - common shares, $.01 par value per share ("common shares"). Each common share is entitled to one vote on each matter to be voted on at the Annual Meeting. As of April 22, 2005 there were 21,284,768 outstanding common shares. No shares of preferred stock are outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Shares, see "Security Ownership by Management and Certain Beneficial Owners."

Security Ownership of Management and Certain Beneficial Owners

      As of April 22, 2005, there were 21,284,768 common shares outstanding of which 21,284,768 common shares are entitled to vote at the Annual Meeting. Each Common Share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The following table sets forth, as of April 22, 2005 the beneficial ownership of the Company's common shares by (i) each director, (ii) each nominee for director, (iii) each of the executive officers named in the Summary Compensation Table; (iv) all directors and executive officers of the Company as a group; and (v) each shareholder, known to management of the Company, to beneficially own more than five percent (5%) of the outstanding common shares.

      The number and percentage of shares beneficially owned is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 22, 2005 through the exercise of any stock option, exchange of Exchangeable Shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

-------------------------------------------------------------------------------------------------
                           Name and Address             Number of Securities
  Title of Class          of Beneficial Owner            Beneficially Owned*     Percent of Class
-------------------------------------------------------------------------------------------------
      Common        Edmund  M.Jaskiewicz
                    C/O 122 Smith Road
                    Kinderhook, NY 12106                      2,078,155(1)               9.7%
-------------------------------------------------------------------------------------------------
      Common        Stan Cipkowski
                    C/O 122 Smith Road
                    Kinderhook, NY 12106                      2,229,500(2)              10.1%
-------------------------------------------------------------------------------------------------
      Common        Martin R. Gould
                    C/O 122 Smith Road
                    Kinderhook, NY 12106                         320,000(3)              1.5%
-------------------------------------------------------------------------------------------------
      Common        Keith E. Palmer
                    C/O 122 Smith Road
                    Kinderhook, NY 12106                        165,000(4)                **
-------------------------------------------------------------------------------------------------
      Common        Richard P. Koskey
                    C/O 122 Smith Road
                    Kinderhook, NY 12106                        89,750(5)                 **
-------------------------------------------------------------------------------------------------
      Common        Daniel W. Kollin
                    C/O 122 Smith Road
                    Kinderhook, NY 12106                         48,750(6)                **
-------------------------------------------------------------------------------------------------
      Common        Anthony G Costantino
                    C/O 122 Smith Road
                    Kinderhook, New York 12106                   29,000(7)                **
-------------------------------------------------------------------------------------------------
      Common        Carl A. Florio
                    C/O 122 Smith Road
                    Kinderhook, NY 12106                         32,830(8)                **
-------------------------------------------------------------------------------------------------
      Common        Directors and Executive Officers
                    as a group (8 persons)                    4,992,985(9)              21.9%
-------------------------------------------------------------------------------------------------

----------

*     The number of shares noted for each  individual is based upon  information
      obtained   from  their  Section  16(a)  filings  with  the  United  States
      Securities and Exchange Commission.

**    Less than one percent (1%).

(1) Includes 161,500 common shares subject to stock options exercisable within 60 days of April 22, 2005.

(2) Includes 736,500 common shares subject to stock options exercisable within 60 days of April 22, 2005.

(3) Includes 315,000 common shares subject to stock options exercisable within 60 days of April 22, 2005.

(4) Includes 125,000 common shares subject to stock options exercisable within 60 days of April 22, 2005 and 12, 500 common shares subject to warrants exercisable within 60 days of April 22, 2005.

(5) Includes 69,750 common shares subject to stock options exercisable within 60 days of April 22, 2005.

(6) Includes 48,750 common shares subject to stock options exercisable within 60 days of April 22, 2005

(7) Includes 29,000 common shares subject to stock options exercisable within 60 days of April 22, 2005.

(8) Includes 20,830 common shares subject to stock options exercisable within 60 days of April 22, 2005.

(9) Includes an aggregate of 1,518,830 common shares subject to stock options or warrants exercisable within 60 days of April 22, 2005.

Directors, Executive Officers and Senior Management

      The following table sets forth the names, ages, positions/offices held, the term of the positions/offices held of our directors, executive officers, and senior management.

-------------------------------------------------------------------------------------------------
               Name           Age                         Position/Office            Served Since
-------------------------------------------------------------------------------------------------
Stan Cipkowski(1)             56       Chief Executive Officer                           2004
                                       Director                                          1986
-------------------------------------------------------------------------------------------------
Edmund M. Jaskiewicz(1)       81       President                                         2004
                                       Director                                          1992
-------------------------------------------------------------------------------------------------
Martin R. Gould               53       CSO, Exec Vice Pres., Technology                  1998
-------------------------------------------------------------------------------------------------
Keith E. Palmer               44       CFO, Exec. Vice Pres. Finance, Treasurer          2000
-------------------------------------------------------------------------------------------------
Richard P. Koskey(1)          65       Director                                          2003
-------------------------------------------------------------------------------------------------
Daniel W. Kollin(1)           63       Director                                          2004
-------------------------------------------------------------------------------------------------
Anthony Costantino(1)         45       Director                                          2004
-------------------------------------------------------------------------------------------------
Carl A. Florio(1)(2)          56       Director                                          2004
-------------------------------------------------------------------------------------------------
Todd Bailey                   34       Vice President, Sales & Marketing                 2001
-------------------------------------------------------------------------------------------------
Dr. Henry J. Wells, Ph.D.     74       Vice President, Product Development               1998
-------------------------------------------------------------------------------------------------

(1) Nominee for election to the Board of Directors. Biography can be found under "Proposal No. 1 - Election of Directors; Nominees".

(2)   Mr. Florio was appointed to the Board of Directors on July 29, 2004.

      Information regarding those executive officers that are not nominees for election to the Board of Directors:

      Keith E. Palmer joined us in October 2000 as our Vice President, Finance, Chief Financial Officer and Treasurer and served as a member of our Board of Directors from October 2003 until June 2004. He is a Certified Public Accountant with over 20 years experience in accounting, finance, strategic planning, and merger and acquisitions. From 1998 until joining us, Mr. Palmer was Director of Finance and Controller of Matthew Bender, a division of Lexis Publishing, a legal publisher. At Matthew Bender he was responsible for management of financial reporting and analysis, accounting and control, strategic planning and numerous Finance and Operational integration efforts. From 1993 until 1998, he was the Director of Finance & Controller for Matthew Bender & Company, Inc., a wholly owned subsidiary of the Times Mirror Corp. During that time he spearheaded the acquisition and/or integration, and assumed responsibility for financial reporting and analysis, of four businesses, including Shepard's, a legal citations publisher in Colorado Springs, Co., Capsoft, an electronic legal forms software firm in Provo, Utah, Mosby Medical Publishing in St. Louis, Missouri, and Michie, a legal publisher in Charlottesville, VA. In addition to integrating financial and operational functions, Mr. Palmer assisted on the integration and implementations of several financial, manufacturing and fulfillment systems, during this time. Prior to joining Matthew Bender, he was a Vice President of Marine Midland Bank, a commercial bank, and from 1983 until 1987, he was an auditor and senior consultant at the public accounting firm of Ernst & Whinney. Palmer received his MBA in Finance from Sage Colleges in 1995 and his BBA in Accounting from Siena College in 1983.

      Martin R. Gould joined us in 1998. He was appointed our Executive Vice President, Technology in 2003 and currently also services as our Chief Science Officer (he was promoted to Chief Scientific Officer in 2002). Prior to becoming our CSO, he was our Vice President of Technology. Mr. Gould is a biomedical scientist with more than 30 years of experience in the diagnostic and chemical fields. He has an extensive background in research and development, manufacturing, quality control/assurance, as well as business development and sales and marketing. His experience is in the areas of clinical chemistry, serology, immunology, hematology, dyes and stains, chromatography, reagent chemical and food diagnostics, specifically rapid microbiological testing. From 1973 to 1987, Mr. Gould worked for E. Merck, Inc. in various positions of increasing responsibilities within the product management, research and development, and quality assurance/control departments. In 1987, he founded Ampcor Diagnostics, Inc., which he grew until 1994 when it was acquired by Neogen Corp. (NASDAQ:NEOG). Mr. Gould continued to serve as Vice President and General Manager of Neogen Corp. until 1997. Mr. Gould was an independent consultant after leaving Neogen Corp. in 1997 until joining us in 1998. Mr. Gould is an accomplished researcher with numerous publications in a variety of fields, including rapid immunoassay tests to detect food pathogens such as e-coli, salmonella, listeria, shigella, and campylobacter. Mr. Gould established a patent in composition for stabilization of diagnostics reagents, three separate patents for immunoassay diagnostics kits, as well as a patent concerning a growth media that resuscitates injured bacteria, such as salmonella, that was recently issued. Mr. Gould received a Masters in Biomedical Science and Biomedical Engineering from Drexel University in 1982, and a BS degree from Delaware Valley College in 1973.

      Information regarding members of senior management that are not nominees for election to the Board of Directors:

      Todd Bailey joined us in April 2001 as a Director of Business Development and subsequently promoted to Director of National Accounts. In September 2003, he was appointed Vice President of Sales & Marketing. Prior to joining us, Mr. Bailey was Substance Abuse Account Manager for Roche Diagnostics Corporation where he was responsible for territory sales of point-of-collection tests for drugs of abuse to Fortune 500 manufacturers and state agencies. From March 1994 through July 1999, he held various sales and management positions with Paxar, Hunt-Wesson, and Frito-Lay Inc. Mr. Bailey received a B.S. in communications from St. Cloud University in 1994.

      Henry J. Wells, Ph.D. joined us as a contract chemist in 1995. In 1998 he became a full-time employee as our Vice President of Product Development. From 1990 to 1998, Dr. Wells worked as a contract chemist with the title of Vice President Science and Technology for New Horizons Diagnostics, Inc. where he adapted immuno-chemical technologies for detection of infectious diseases. From 1989 to 1990, he was director of production for Espro, Inc., a producer of in-vivo pesticides. From 1985 to 1989, Dr. Wells was Vice President Science and Technology for Keystone Diagnostics, Inc. From 1984 to 1985, he was Director of Research and Development for Hill-Wells Research Corporation, a developer of diagnostics products. From 1981 to 1984, he was Vice President Research and Development of Hematec Corporation. From 1979 to 1981, Dr. Wells was Director of Biochemistry for Helena Laboratories. From 1973 to 1979, he was Manager of Chemical Chemistry at Smith Kline Diagnostics. Dr. Wells earned his Ph.D. in Biochemistry from the University of Pittsburgh in 1966, his M.A. from University of Pennsylvania in 1972 (honorary) and his B.S. in Chemistry from the University of Pittsburgh in 1958.

Executive Compensation

      The following table sets forth for fiscal years ended December 31, 2004, December 31, 2003, and December 31, 2002 the compensation paid by the Company to its Chief Executive Officer(s) and any other executive officers who earned in excess of $100,000 (the "Named Officers") based on salary and bonus.

                           Summary Compensation Table

----------------------------------------------------------------------------------------------------------
                                                                                            Long Term
                                                                                          Compensation
----------------------------------------------------------------------------------------------------------
                                               Annual Compensation                           Awards
----------------------------------------------------------------------------------------------------------

                                                                          Other Annual     Securities
Name and Principal                                                       Compensation      Underlying
   Position                     Year     Salary ($)      Bonus ($)          ($)           Options/SARs (#)
----------------------------------------------------------------------------------------------------------
Stan Cipkowski(1)            12/31/04    $180,000        $        0    $       0           338,500(2)
Chief Executive Officer      12/31/03    $186,923(3)     $        0    $       0                 0
                             12/31/02    $190,764        $        0    $  45,000(4)        300,000
----------------------------------------------------------------------------------------------------------
Keith E. Palmer              12/31/04    $130,000(5)     $        0    $       0                 0
Chief Financial Officer      12/31/03    $135,000(6)     $   10,000    $       0            50,000
Executive Vice President     12/31/02    $124,615(7)     $        0    $   3,750(8)              0
Finance
----------------------------------------------------------------------------------------------------------
Douglas Casterlin(9)         12/31/04    $146,326(10)    $        0    $       0                 0
Executive Vice-President     12/31/03    $145,384(11)    $   10,000    $       0                 0
Operations                   12/31/02    $140,000        $        0    $   5,250(8)              0
----------------------------------------------------------------------------------------------------------
Martin R. Gould(12)          12/31/04    $129,385(13)    $        0    $       0            10,000(14)
Chief Science Officer        12/31/03    $109,154(15)    $        0    $       0           150,000
Executive Vice President
Technology
----------------------------------------------------------------------------------------------------------
Donal V. Carroll(16)         12/31/04    $      0        $        0    $   1,500(17)             0
Chief Executive Officer      12/31/03    $      0(18)    $        0    $   3,000(17)       329,000(19)
----------------------------------------------------------------------------------------------------------
Gerald A. Moore(20)          12/31/03    $170,000(21)    $   10,000    $   7,500(8)         75,000(22)
Chief Executive Officer      12/31/02    $165,000(23)    $        0    $  18,000(24)       810,000(22)
----------------------------------------------------------------------------------------------------------
Robert L. Aromando(25)       12/31/02    $ 17,294(26)    $        0    $       0                 0
Chief Executive Officer
----------------------------------------------------------------------------------------------------------

(1) Mr. Cipkowski was appointed Chief Executive Office in September 2004 at an annual salary of $180,000. Previously he served as an Executive Vice President of the Company until July 2003. From July 2003 until September 2004, he was an employee of the Company.

(2) Mr. Cipkowski's option grant representing 338,500 common shares issued to him on June 29, 1999 at an exercise price of $2.50 naturally expired on June 29, 2004. Mr. Cipkowski was issued a new grant representing 338,500 common shares on June 30, 2004. This option vests 100% on June 30, 2005.

(3) Mr. Cipkowski's actual annual salary was $180,000. The additional amount in this figure is due to timing of pay period within the year.

(4) Includes a car allowance of $3,000 and the forgiveness of accrued interest on a loan provided to Mr. Cipkowski by the Company, of $42,000 (See "Certain Relationships and Related Transactions").

(5)   Mr. Palmer's annual salary is $130,000.

(6) Mr. Palmer's actual annual salary in 2003 was $130,000. The additional amount in this figure is due to timing of pay periods within the year.

(7) In July 2002, Mr. Palmer's annual salary was increased to $130,000 from $120,000.

(8)   Car allowance.

(9) Mr. Casterlin resigned as the Company's Executive Vice President in January 2004 at an annual salary of $140,000.

(10) Mr. Casterlin was to be paid severance through March 31, 2005, however Mr. Casterlin elected to be paid in a lump sum payout of $127,000, paid in three monthly installments in 2004.

(11) Mr. Casterlin's actual annual salary in 2003 was $140,000. The additional amount in this figure is due to timing of pay periods within the year

(12) Mr. Gould was not an executive officer until October 2003. Therefore information for Mr. Gould is only applicable for the fiscal years ending December 31, 2004 and December 31, 2003.

(13) Mr. Gould's annual salary was increased effective January 1, 2004 from $114,000 to $130,000.

(14) Mr Gould's option grant representing 10,000 common shares issued to him on May 12, 1999 at an exercise price of $2.50 naturally expired on May 12, 2004. Mr. Gould was issued a new grant representing 10,000 common shares on June 8, 2004. This option vests 100% on May 13, 2005.

(15) Mr. Gould's actual annual salary through August 2003 was $102,000. It was increased in September 2003 to $114,000.

(16) Mr. Carroll was appointed CEO in October 2003 and subsequently removed from the position of CEO in January 2004. He remained a member of our Board of Directors until June 2004.

(17) This amount was for Mr. Carroll's attendance at meetings of the Company's Board of Directors.

(18) The Company had previously reported the amount of $32,000 as Mr. Carroll's compensation in the fiscal year ending December 31, 2003, and that the Company has not paid this amount to Mr. Carroll but accrued the amount on the Company's books. This accrual was reversed in June 2004.

(19) 300,000 of these options were subsequently cancelled by the Company upon Mr. Carroll's removal from the office of Chief Executive Officer.

(20) Mr. Moore resigned as the Company's Chairman, President and CEO in September 2003 and was paid for his services through August 2003.

(21) Mr. Moore's actual annual salary in 2003 was $180,000. Mr. Moore was paid through August 2003. This amount also includes $50,000 that was paid to Mr. Moore in 2003 for a portion of his 2002 salary that was deferred.

(22) These option grants were subsequently cancelled by the company in September 2003.

(23) Mr. Moore's actual annual salary was $180,000 in 2002. $50,000 of Mr. Moore's salary in 2002 was deferred upon mutual agreement with the Company. (see footnote 15), therefore actual salary payments to Mr. Moore in 2002 were $115,000.

(24) Other compensation consists of $15,000 Mr. Moore received as compensation for his services as interim President & CEO for the month of January 2002 and $3,000 in a car allowance.

(25)  Mr. Aromando resigned as the Company's President & CEO in January 2002.

(26) Mr. Aromando was paid as the Company's President & CEO through January 2003 in connection with his severance agreement.

Option Grants in Fiscal Year Ended December 31, 2004

      The following table sets forth information concerning the grant of stock options to the named executive officers during the fiscal year ended December 31, 2004.

--------------------------------------------------------------------------------
                                            Individual Grants
--------------------------------------------------------------------------------
                       Number of       % of Total
                         Shares          Options
                       Underlying      Granted to      Exercise
                         Options      Employees in     Price Per    Expiration
          Name           Granted         Year(1)         Share         Date
--------------------------------------------------------------------------------
Stan Cipkowski(2)         338,500        46.8%           $1.08       6/30/14
--------------------------------------------------------------------------------
Douglas Casterlin(3)            0           0%              --            --
--------------------------------------------------------------------------------
Keith E. Palmer                 0           0%              --            --
--------------------------------------------------------------------------------
Donal V. Carroll(4)             0           0%              --            --
--------------------------------------------------------------------------------
Martin R. Gould(3)         10,000         1.4%           $1.14        6/08/14
--------------------------------------------------------------------------------

(1) The Company granted 724,000 options representing common shares to employees in the fiscal year ended December 31, 2004.
(2) Mr. Cipkowski's option grant representing 338,500 common shares issued to him on June 29, 1999 at an exercise price of $2.50 expired on June 29, 2004. Mr. Cipkowski was issued a new grant representing 338,500 common shares on June 30, 2004. This option vests 100% on June 30, 2005.
(3)   Mr. Casterlin resigned at Executive Vice President on January 30, 2004.
(4)   Mr. Carroll was removed as Chief Executive Office on January 21, 2004.

(5) Mr Gould's option grant representing 10,000 common shares issued to him on May 12, 1999 at an exercise price of $2.50 expired on May 12, 2004. Mr. Gould was issued a new grant representing 10,000 common shares on June 8, 2004. This option vests 100% on May 13, 2005.

      Aggregated Option Exercise in the Fiscal Year Ended December 31, 2004 and Fiscal Year-End Option Values

      The following table sets forth information concerning the exercise of stock options during the fiscal year ended December 31, 2004 by the named executive officers, and their options outstanding at fiscal year end.

----------------------------------------------------------------------------------------------------------------------
      Aggregate Option/SAR Exercises in Fiscal Year and TP-End Option/SAR Values
----------------------------------------------------------------------------------------------------------------------
                                                             Number of Securities           Value of Unexercised
                                                             Underlying Unexercised        In-the Money Options/SARs
                                                             Options/SARs at FY-End (#)        at FY-End ($)(1)
                                                             --------------------------
                              Shares
                            Acquired on       Value
              Name          Exercise (#)     Realized ($)   Exercisable   Unexercisable   Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------------
   Stan Cipkowski(2)             0             $ 0          373,000        465,500         $ 23,310       $  19,845
----------------------------------------------------------------------------------------------------------------------
   Douglas Casterlin(3)          0             $ 0          287,500         12,500         $  6,375       $    2,125
----------------------------------------------------------------------------------------------------------------------
   Keith E. Palmer               0             $ 0          150,000         37,500         $ 17,875       $    2,625
----------------------------------------------------------------------------------------------------------------------
   Donal V. Carroll(4)           0             $ 0          29,000(5)            0         $  2,320       $        0
----------------------------------------------------------------------------------------------------------------------
   Martin R. Gould               0             $ 0          272,500         87,500         $ 16,275       $    9,025
----------------------------------------------------------------------------------------------------------------------

(1) Value of Unexercised In-The-Money Options at Fiscal Year End is calculated by using the high sale price of the common shares on December 31, 2004, which was $1.11, less the exercise price of the in-the-money exercisable options which is then multiplied by the number of common shares covered under the option(s).
--------------------------------------------------------------------------------
(2) Mr. Cipkowski was appointed Chief Executive Officer on September 22, 2004.
--------------------------------------------------------------------------------
(3) Mr. Casterlin resigned as Executive Vice President on January 30, 2004
--------------------------------------------------------------------------------
(4) Mr. Carroll was removed from the office of CEO on January 21, 2004.
--------------------------------------------------------------------------------
(5) This option grant was related to Mr. Carroll's term as a member of the Company's Board of Directors. All options issued to him as CEO were subsequently cancelled by the Company upon his removal from the office of Chief Executive Officer.
--------------------------------------------------------------------------------

Compensation of Directors

      Directors who are not employees or officers of the Company ("Outside Directors") are granted an option to purchase 25,000 common shares at the time of election (such initial option grant is pro-rated in consideration of the amount of time a Director would serve until the next Annual Meeting of Shareholders) and are granted an additional option to purchase 25,000 common shares annually on the date of the Company's Annual Meeting of Shareholders. All options granted to Outside Directors are issued with exercise prices based on the fair market value of the Company's common shares on the date of issuance. Outside Directors receive a fee of $2,500 for attending meetings of the Board in person and $1,250 for attendance at telephonic meetings of the Board, and are reimbursed for out-of-pocket expenses incurred in attending such meetings.

      Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law. Four regular meetings of the Board of Directors and two special meetings were held during the fiscal year ended December 31, 2004. Donal V. Caroll attended 66% of the meetings held during the period for which he was a director, Anthony G. Costantino attended 66% of the meetings held during the period for which he was a director, and Richard P. Koskey attended 84% of the meetings held during the year. The remaining members attended 100% of all meetings held in the fiscal year ended December 31, 2004.

      Those outside directors who are members of the Company's Compensation and/or Audit Committees of the Board of Directors are granted an option to purchase 2,000 common shares upon their election to each Committee (such initial option grant is pro-rated in consideration of the amount of time a Director would serve until the next Annual Meeting of Shareholders) and are granted an additional option to purchase 2,000 common shares annually on the date of the Company's Annual Meeting of Shareholders, for each committee on which they serve.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Company currently has an Audit Committee, Compensation Committee and a Nominating/Committee. The Company's Option Committee is a sub-committee of the Compensation Committee.

Nominating

      The Nominating Committee currently consists of three members, all of whom the Board has determined are independent as defined by NASD listing requirements and SEC rules and regulations. Members of the Nominating Committee are Carl A. Florio, Daniel W. Kollin, and Anthony G. Costantino. Mr. Florio serves as the Chairman of this Committee. The nominating committee is governed by a charter it has adopted. The charter was filed as Exhibit B to the Company's Proxy Statement filed on May 12, 2004 with the Securities and Exchange Commission. The purpose of the Nominating Committee is to review, and make recommendations related to, qualified candidates for election to the Board of Directors. Nominations may be made by any member of the Board of Directors, or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders for the next Annual Meeting must be made in writing and received by the Company by January 12, 2006. No meetings were held by the Nominating Committee in the fiscal year ended December 31, 2004 and no actions were taken.

      The following functions are among the key duties and responsibilities of the nominating committee:

      o     evaluating candidates for membership on the Board;
      o recommending to the full Board all nominees for election to the Board by our shareholders; and
      o recommending directors to be elected by the Board to fill vacancies on the Board.

      In carrying out its function to evaluate and recommend nominees for election to the Board, the nominating committee considers a candidate's mix of skills, experience, character, commitment and diversity of background, all in the context of the requirements of the Board at that point in time. Each candidate should be prepared to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board, and not have other personal or professional commitments that would, in the nominating committee's judgment, interfere with or limit such candidate's ability to do so. Additionally, in determining whether to recommend a director for re-election, the nominating committee also considers the director's past attendance at Board and committee meetings and participation in and contributions to the activities of the Board. The nominating committee has no stated specific, minimum qualifications that must be met by a candidate for a position on our Board. The nominating committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an "audit committee financial expert" as defined by SEC rules, and for a majority of the members of the Board meet the definition of "independent director" within the meaning of applicable Nasdaq listing standards.

      The nominating committee's methods for identifying candidates for election to the Board (other than those proposed by the Company's shareholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources, including: members of the Board; our executives; individuals personally known to the members of the Board; and other research. The nominating committee also has authority to select and compensate a third-party search firm to help identify candidates, if it deems it advisable to do so.

      The nominating committee will consider nominees shareholders recommend. Shareholders may submit nominations to the nominating committee in care of Corporate Secretary, American Bio Medica Corporation, 122 Smith Road, Kinderhook, NY 12106. To be timely for consideration at our next Annual Meeting of Shareholder, our Corporate Secretary must receive a shareholder's nomination notice at our principal executive offices, at the address set forth above, no later than January 2, 2006.

      The nominating committee will consider all candidates identified through the processes described above, whether identified by the committee or by a shareholder, and will evaluate each of them on the same basis.

Audit Committee

      This Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. The Audit Committee formally met 4 (four) times and informally met several times in the fiscal year ended December 31, 2004. The Audit Committee charter requires four Audit Committee meeting per fiscal year. All of the members attended 100% of the formal meetings during the period for which they were members of the Audit Committee.

      As of the date of this report, the Audit Committee is comprised of three members, all of whom the Board has determined are independent directors, (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards, as applicable and as may be modified or supplemented), as required by Rule 4350(d)(2) of the NASD listing standards.

      As of the date of this report, members of the Audit Committee were Richard
P. Koskey, Carl A. Florio and Anthony G. Costantino. Mr. Koskey serves as the Chairman of this Committee. The Board of Directors has adopted an Audit Committee charter, which was previously filed as an Exhibit to the Company's Proxy Statement filed on August 27, 2001 with the Securities and Exchange Commission. The Audit Committee Charter was amended in April 2004 and the revised charter was filed as Exhibit A to the Company's Proxy Statement filed on May 12, 2004 with the Securities and Exchange Commission.

Audit Committee Financial Expert

      The Board has determined that Mr. Koskey is a financial expert as the term is defined under Item 401(e)(1) of Regulation S-B.

                             Audit Committee Report

      The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles upon completion of their audit.

      In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended December 31, 2004 (the "Audited Financial Statements"). The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of
Statements on Auditing Standards, AU ss. 380) as may be modified or supplemented. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as may be modified and supplemented, and has discussed with the independent accountants their independence from the Company and its management.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

      The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to, management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

                                             The Audit Committee

                                             Richard P. Koskey, Chairman
                                             Carl A. Florio
                                             Anthony G. Costantino

Compensation and Option Committees

      The Compensation Committee makes recommendations to the Board of Directors relating to salaries, bonuses and other compensation and benefits of executive officers, reviews and advises management regarding benefits and other terms and conditions of compensation of management, and the Company's Option Committee administers the Company's stock option plans. Both the Compensation and Option Committees met 1 (one) time formally, and met informally several times throughout the fiscal year ended December 31, 2004. All of the members attended 100% of the formal meetings held by the Compensation Committee.

      As of the date of this report, the Compensation and Option Committees were comprised of board members Daniel W. Kollin, Richard P. Koskey and Carl A. Florio, all of whom the Board has determined are independent, as defined by NASD listing rules and SEC rules and regulations. Mr. Kollin serves as the Chairman of this Committee.

                         Compensation Committee's Report

      The compensation of the Company's executive officers and key managers ("executives") is reviewed and approved annually by the Board of Directors. In addition to reviewing and approving executives' salaries and bonus arrangements, the Compensation Committee establishes policies and guidelines for other benefits.

Compensation Policies and Procedures Applicable to Executives for the fiscal year ended December 31, 2004

      General. Compensation of the Company's executives is intended to attract, retain and reward persons who are essential to the corporate enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive's contribution to corporate performance. The Compensation Committee utilizes subjective criteria for evaluation of individual performance and relies substantially on the executives in doing so. The Committee focuses on two primary components of the Company's executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and long-term incentive compensation.

      Cash Compensation. Executives' base salaries are determined primarily by reference to compensation packages for similarly situated executives of companies of similar size or in comparable lines of business with which the Company expects to compete for executive talent and with reference to the revenues, gross profits and other financial criteria of the Company. The Committee also assesses subjective qualitative factors to discern a particular executive's relative value to the corporate enterprise in establishing base salaries. During the fiscal year ended December 31, 2004, the salary of the both the Chief Executive Officer and the Chief Financial Officer were established in their employment agreements.

      Long-Term Incentive Compensation. It is the Committee's philosophy that significant stock ownership by management creates a powerful incentive for executives to build long-term shareholder value. Accordingly, the Committee believes that an integral component of executive compensation is the award of equity-based compensation, which is intended to align executives' long-term interests with those of the Company's shareholders. Awards of stock options to executives have historically been at then-current market prices. The Committee believes that option grants should be considered on an annual basis.

      The Company's Fiscal 1997, 1998, 2000 and 2001 Nonstatutory Stock Option Plans (the "Option Plans") authorize the Board, Compensation or Option Committee to grant nonstatutory stock options to employees, directors and/or consultants of the Company. The Committee will determine the prices and terms at which such options are granted. The Committee uses stock options as a significant element of the compensation package of executives, because it believes options provide an incentive to executives to maximize shareholder value and because they compensate executives only to the extent that the Company's shareholders receive a return on their investment. In determining the total number of common shares to be covered by option grants to executives in a given year, the Committee will take into account the number of outstanding common shares, the number of common shares reserved for issuance under the Company's Option Plans, recommendations of management concerning option grants to employees below executive level and the Company's projected hiring needs for the coming year. In making individual stock option grants to executives, the Committee will consider the same factors considered in the determination of base salary levels, as well as the stock and option holdings of each executive and the remaining vesting schedule of such executive's options.

      Compensation of the CEO. In reviewing and approving Mr. Cipkowski's compensation for the fiscal year ended December 31, 2004, the Board of Directors considered the same criteria detailed herein with respect to executives in general. Mr. Cipkowski base annual salary was below the midpoint of base compensation for CEOs of comparable companies. Mr. Cipkowski was granted stock options covering 338,500 common shares that vest 100% on June 30, 2005. Mr. Cipkowski's option grant representing 338,500 common shares issued to him on June 29, 1999 at an exercise price of $2.50 naturally expired on June 29, 2004.

      Other Executive Management Compensation. Keith E. Palmer, the Company's Chief Financial Officer and Executive Vice President of Finance, has entered into an employment agreement with the Company dated January 10, 2001 and ending April 30, 2002, and automatically renewed unless 60 days advance written notice is given by either side. Pursuant to this agreement, Mr. Palmer originally received an annual base salary of $100,000, a stock option grant covering 100,000 common shares that vest over time and, is eligible for bonuses based upon Company performance. Mr. Palmer's annual base salary was increased to $130,000 in July of 2002 upon mutual agreement between the Company and Mr. Palmer. Martin R. Gould, the Company's Chief Science Officer and Executive Vice President of Technology is currently an at-will employee and receives an annual salary of $130,000 (Mr. Gould's annual salary was increased on January 1, 2004 from $114,000 to $130,000).

                                                     The Compensation Committee

                                                     Daniel W. Kollin, Chairman
                                                     Richard P. Koskey
                                                     Carl A. Florio

COMMUNICATIONS WITH DIRECTORS AND COMMITTEES

      Shareholders may communicate with members of the Company's Board of Directors and its Committees by writing to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attn: Corporate Secretary. The Corporate Secretary will disseminate the communication(s) to the appropriate individual(s).

Independent Accountants

      The Company selected UHY LLP ("UHY") to be its independent public accountants for the fiscal year ending December 31, 2004 and has selected UHY LLP to continue to be its independent public accountants for the fiscal year ending December 31, 2005. Representatives of UHY LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement and/or to respond to appropriate questions from shareholders.

      On August 3, 2004, PricewaterhouseCoopers LLP ("PwC") notified the Company that it would resign as the Company's independent registered public accounting firm upon completion of the review procedures regarding the interim financial statements of the Company as of June 30, 2004 and for the three- and six-month periods ended June 30, 2004. PwC completed its review procedures on August 10, 2004 and therefore ceased its relationship as the independent registered public accounting firm for the Company.

      The reports of PwC on the Company's financial statements as of and for the years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not modified or qualified as to uncertainty, audit scope, or accounting principle, except that their report for the year ended December 31, 2002 contained explanatory language regarding substantial doubt about the Company's ability to continue as a going concern. A decision to dismiss PwC was not recommended or approved by the audit committee or other committee of the board of directors or the board of directors of the Registrant because PwC resigned.

      During the years ended December 31, 2003 and 2002 and through August 10, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

      The Company filed a current report on Form 8-K regarding this matter on August 10, 2004, that was subsequently amended, and it is incorporated herein by reference.

      On October 14, 2004 the Company engaged UHY to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2004. UHY's engagement as the Company's new auditors was effective for the fiscal quarter ending September 30, 2004. The Company's engagement of UHY was approved by its Audit Committee. The Company filed a current report on Form 8-K regarding this matter on October 18, 2004, and it is incorporated herein by reference.

Audit fees

      The aggregate fees billed by UHY to the Company for the fiscal year ended December 31, 2004, for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB, or services that were normally provided by UHY in connection with statutory and regulatory filings or engagements for this fiscal year was $72,197. No fees were billed by UHY for the fiscal year ended December 31, 2003 as UHY was not then engaged as the Company' independent registered public accounting firm.

      The aggregate fees billed by PwC to the Company in the fiscal years ended December 31, 2004 and December 31, 2003, for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB, or services that were normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements for these fiscal years, were $151,500 and $94,150,respectively.

Audit Related Fees

      There were no Audit Related Fees billed by UHY to the Company in the fiscal year ended December 31, 2004. No fees were billed by UHY in the fiscal year ended December 31, 2003 as UHY was not then engaged as the Company's independent registered public accounting firm.

      There were no Audit Related Fees billed by PwC to the Company in the fiscal years ended December 31, 2004 and December 31, 2003.

Tax Fees

      There were no fees billed by UHY to the Company in the fiscal year ended December 31, 2004 for professional services related to tax compliance, tax advice, and tax planning. No fees were billed by UHY in the fiscal year ended December 31, 2003 as UHY was not then engaged as the Company's independent registered public accounting firm.

      The aggregate fees billed by PwC to the Company in the fiscal years ended December 31, 2004 and December 31, 2003 for professional services related to tax compliance, tax advice, and tax planning were $19,985 and $19,011, respectively. These fees were for services related to the preparation and filing of the Company's tax returns.

All Other Fees

      There were no Other Fees billed by UHY in the fiscal year ended December 31, 2004. No Other Fees were billed by UHY in the fiscal year ended December 31, 2003 as UHY was not then engaged as the Company's independent registered public accounting firm.

      There were no Other Fees billed by PwC in the fiscal years ended December 31, 2004 and December 31, 2003.

      There were no other fees billed by UHY and/or PwC for services rendered to the Company other than the services described herein and the Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our public accountants. Pursuant to Rule 2-01(c)(i), prior to the engagement of an independent public accountant by the Company to render audit or non-audit services, the Company's Audit Committee approves the engagement. All of such services performed by UHY and PwC were so approved.

Performance Graph

      The following graph compares the cumulative total return for the periods indicated for each of (a) the Company's common shares, (b) the Standard & Poors 500 Stock Index (the "S&P 500") and (c) the NASDAQ Medical Device Index.


                               Performance Graph

      [THE FOLLOWING WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]
                              [LINE CHART OMITTED]

                                     12/29/00    12/31/01     12/31/02    12/31/03   12/31/04
S & P 500                           $  100.00   $   88.18    $   68.68      $ 88.40    $ 98.10
Nasdaq Medical Device Index         $  100.00   $  109.90    $   88.90      $ 131.52   $ 154.09
American Bio Medica Corporation     $  100.00   $  198.17    $  278.54      $ 344.75   $ 246.58


                       PROPOSAL 1 - ELECTION OF DIRECTORS

      The Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

NOMINEES

      Edmund M. Jaskiewicz has been one of our directors since 1992 and was appointed President in September 2003. Mr. Jaskiewicz is a lawyer-engineer. He has practiced international patent and corporate law as a sole practitioner since 1963, and served as our Chairman of the Board of Directors from 1992 until 1999. From 1953 to 1963, Mr. Jaskiewicz was associated with Toulmin and Toulmin, Attorneys-at-Law, Washington, D.C. From 1960 to 1962, he resided in Frankfurt, Germany managing that firm's local office. From 1952 to 1953 he was with the Patent Section of the Bureau of Ordinance of the Department of the Navy working on patent infringement and licensing matters. He received his J.D. in 1952 from George Washington University Law School and his B.S. in Engineering from the University of Connecticut in 1947.

      Stan Cipkowski founded our predecessor in 1982. He has been a member of our Board of Directors since our incorporation in April 1986 and was re-appointed Chief Executive Office in September 2004. Mr. Cipkowski had previously resigned as the Company's Chief Executive Officer in January 2001. From January 2001 through July 2003, Mr. Cipkowski served as an Executive Vice President of the Company. Mr. Cipkowski remained an employee of the Company after his resignation as Executive Vice President. He reorganized the Company as American Bio Medica Corporation in 1992 and is the inventor of the Rapid Drug Screen(R). From 1982 to 1986, he was sole proprietor of American Micro Media, our predecessor, which was acquired by the Company. In addition, from 1983 to 1987, Mr. Cipkowski was a general partner of Florida Micro Media, a Fort Lauderdale-based marketer of educational software and was a principal shareholder and Chief Financial Officer of Southeast Communications Group, Inc., a publisher of direct response media. In 1982, he was a consultant to Dialogue Systems, Inc., a New York-based developer of training and communications materials, where he served as Vice-President of Sales and Marketing. From 1977 to 1982, Mr. Cipkowski was employed by Prentice-Hall Publishing Company, reaching the position of National Sales Manager. Prior to 1977 he was employed as an accountant for the New Seabury Corporation and as Mid-West Area Manager for the Howard Johnson Company. Mr. Cipkowski attended Mater Christi Seminary and St. Louis University from 1965 to 1969. Mr. Cipkowski is currently a member of the Board of Directors of Premier Mortgage Resources, Inc. (OTCPK: PMRS.PK)

      Daniel W. Kollin was re-appointed to our Board of Directors in January 2004. He previously served on our Board of Directors from February 2003 until he resigned in September 2003. Since 1990, Mr. Kollin has been Managing Director of BioMed Capital Group, Ltd. He has over 20 years experience in investment banking, venture capital and corporate management. Prior to joining BioMed
Capital Group, Mr. Kollin was Vice President, Health Care Group for Prudential-Bache Capital Funding from 1987 to 1990. Prior to 1987, Mr. Kollin was a partner of Whale Securities Corp. He received his MBA from The Wharton School of The University of Pennsylvania. He currently serves on the Board of Directors of IsoTis Orthobiologics (TORONTO:ISO).

      Richard P. Koskey was appointed to our Board of Directors in October 2003. Mr. Koskey brings over 30 years of financial experience as a Certified Public Accountant. Since, 1975, he has been a managing principal of Pattison, Koskey, Howe & Bucci, P.C., a regional accounting firm. Mr. Koskey received his B.A. from Duke University in 1963. He also serves on the Board of Directors of First Niagara Financial Group, Inc. (NASDAQ:FNFG).

      Anthony G. Costantino, Ph.D. was appointed to our Board of Directors in June 2004. Since September 2002, he has served as Vice President, Laboratory Operations for National Medical Services, Inc. From September 1991 until August 2002, he held various positions within American Medical Laboratories, Inc., with the most recent being Sr. Vice President and Director until August 2002. Dr. Costantino received his Ph.D., in Forensic Toxicology from the University of Maryland, School of Medicine in 1991, his M.S. in Pharmacology/Toxicology, from Duquesne University in 1984 and his B.S. in Pharmacy from Duquesne University in 1983. Dr. Costantino sits on the Board of Directors of the Society of Forensic Toxicology. He has authored and co-authored a number of publications, abstracts and presentations in the clinical chemistry and toxicology fields since 1986 through the present.

      Carl A. Florio joined our Board of Directors in August 2004. Mr. Florio served as President and CEO of Hudson River Bancorp, Inc. from 1996 until 2005 when Hudson River BanCorp, Inc. was acquired by First Niagara Financial Group, Inc. (NASDAQ:FNFG). Upon completion of the acquisition, Mr. Florio was appointed Regional President - Eastern New York of First Niagara Financial Group, Inc. From 1993 to 1996 Mr. Florio served as the Chief Financial Officer of Hudson River Bancorp, Inc. He is currently a board member of the State University of New York at Albany Foundation, Fuller Road Management, Columbia-Greene Community College Foundation, Columbia Children's Center, WMHT, AAA Hudson Valley, Hudson Development Corp., and Community Bankers Association of NYS.

      It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for the persons nominated by the Board of Directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of such substitute nominee as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the 1934 Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of the copies of such forms furnished to the Company as of the date of this report, in January 2004 Donal V. Carroll, the Company's former CEO and former Director, failed to file a Form 4, containing one transaction, with the SEC on a timely basis. Based solely upon the copies of such forms furnished to the Company, as of the date of this report, Mr. Carroll has still failed to file this report.

      Based upon this same review of copies of such forms furnished to the Company, as of the date of this report, all other executive officers, directors and greater than ten percent beneficial holders have complied with all Section 16(a) requirements.

Code Of Ethics

      The Company has adopted a code of ethics that applies to all employees, including but not limited to the principal executive officer, principal financial officer, principal financial officer or controller, or person performing similar functions. A copy of the company's Code of Ethics can be found on its website located at www.abmc.com, under the section title "Corporate", "Governance".

Certain Relationships and Related Transactions

      During the fiscal year ended December 31, 2004, the Company paid an aggregate of $113,000 in fees to Edmund M. Jaskiewicz, the Company's President and a member of the Board of Directors, in consideration of his services as patent and trademark counsel to the Company.

      During the fiscal year ended December 31, 2003, the Company entered into an agreement with Altius Marketing related to marketing services. The Chief Financial Officer of Altius Marketing is the son of the Company's former Chief Executive Officer, Donal V. Carroll. The Company paid an aggregate of $0 and $13,300 to Altius Marketing in the fiscal years ended December 31, 2004 and 2003 respectively.

      During fiscal 1999, 2000 and the first quarter of fiscal 2001, the Company advanced funds to Stan Cipkowski, the Company's former President and one of its directors. Mr. Cipkowski was the Company's Chairman of the Board and Chief Executive Officer until January 2001 and an Executive Vice President of the Company until July 2003. These advances were partially evidenced by a note and beared interest at the rate of 11.5% per annum. The loan was payable on demand. Each quarter, interest accrued on the loan was added to the outstanding principal balance of the loan. Mr. Cipkowski pledged 1,000,000 of the Company's common shares to the Company as collateral. On November 30, 2000, the Company's Board of Directors and Mr. Cipkowski agreed to a structured repayment of this loan through the regular periodic redemption by the Company of common shares owned by Mr. Cipkowski. Under the program, Mr. Cipkowski redeemed at least 25,000 common shares, after the release of financial results each quarter, with the value determined by the closing price of the common shares on the second business day following the release of the quarterly or annual financial results. Mr. Cipkowski also retained the right to redeem a greater number of common shares each quarter. In October 2002, the Board of Directors agreed to accept 200,000 shares of stock from Mr. Cipkowski in full satisfaction of the then outstanding loan balance of $248,000. The closing stock price on the date of surrender was $1.03 resulting in the forgiveness of accrued interest totaling $42,000, including $30,000 in 2002 and $12,000 from prior periods. During the fiscal 2002 the Company sold 175,000 treasury shares for $235,000. The remaining 225,000 shares surrendered were sold in fiscal 2003 for $280,000. The Company does not intend to make any additional loans to Mr. Cipkowski.

Other Matters

      The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Melissa A. Decker
                                        ----------------------------------------
                                        Melissa A. Decker
                                        Corporate Secretary
April 22, 2005

                                      PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                     For Fiscal Year Ended December 31, 2004

                         AMERICAN BIO MEDICA CORPORATION

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                               OF THE CORPORATION

      The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated April 22, 2005, of the Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Edmund M. Jaskiewicz and Melissa A. Decker, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on April 18, 2005, at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Thursday, June 16, 2005 at the Holiday Inn, 8 Empire Drive, Rensselaer, New York 12144, or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1. The election of the six (6) nominees listed in the Proxy Statement for the Annual Meeting as directors to serve until the next Annual Meeting and until their successors are elected.

      IF YOU WISH YOUR VOTES TO BE CAST FOR ALL OF THE SIX (6) NOMINEES LISTED BELOW, PLACE AN "X" IN THIS BOX |_|

      IF YOU DO NOT WISH TO VOTE FOR ALL OF THE NOMINEES, LINE OUT THE NAMES OF PERSONS FOR WHOM YOU DO NOT CHOOSE TO VOTE:

     DIRECTORS:                                   Edmund M. Jaskiewicz
                                                  Stan Cipkowski
                                                  Richard P. Koskey
                                                  Daniel W. Kollin
                                                  Anthony G. Constantino, Ph.D.
                                                  Carl A. Florio

2. Upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

      THIS PROXY CONFERS AUTHORITY TO VOTE FOR ALL OF THE SIX (6) NOMINEES LISTED EVEN THOUGH THE BLOCK IN ITEM 1 IS NOT MARKED UNLESS THE NAMES OF ONE OR MORE PERSONS ARE LINED OUT. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING TO THE CORPORATE SECRETARY, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

               Date:
                                 -----------------------------------------------

               Name:
                                 -----------------------------------------------
                                 Beneficial Shareholder (Please Print)

               Address:
                                 -----------------------------------------------
                                 -----------------------------------------------
                                 -----------------------------------------------
               Signature(s)
                                 -----------------------------------------------
                                 -----------------------------------------------
                                 (All Shareholders must sign)

      NUMBER OF SHAREHOLDERS VOTING _________________________

      IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.

                                 -----------------------------------------------
                                 -----------------------------------------------
                                 -----------------------------------------------

                               (This must be completed if applicable)

      Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.